SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement	[_]	Soliciting Material Under Rule 14a-12
[_]	Confidential, For Use of the
Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials

Delta Financial Corporation
----------------------------------------------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5) Total fee paid:

________________________________________________________________________________
[_] Fee paid previously with preliminary materials:

________________________________________________________________________________
[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

________________________________________________________________________________
2)	Form, Schedule or Registration Statement No.:

________________________________________________________________________________
3)	Filing Party:

________________________________________________________________________________
4)	Date Filed:

________________________________________________________________________________

Delta Financial Corporation

April 22, 2005

Delta Financial Corporation
1000 Woodbury Road
Woodbury, New York 11797

Dear Stockholder:

     We cordially invite you to attend Delta Financial Corporation’s Annual Meeting of Stockholders. The meeting will be held on Tuesday, May 24, 2005, at 9:00 a.m., local time, at the Huntington Hilton, at 598 Broad Hollow Road, Melville, New York 11747.

     As set forth in the attached Proxy Statement, the meeting will be held to consider the election of directors, the ratification of the appointment of the Company’s independent registered public accounting firm for 2005, the approval of a stock incentive plan and the approval of a senior executive bonus plan. Please take the time to carefully read each of the proposals stockholders are being asked to consider and vote on.

     Your vote is important. Whether or not you attend the meeting in person, I urge you to promptly vote your proxy via the Internet, by telephone or by mail using the enclosed postage paid reply envelope. If you decide to attend the meeting and vote in person, your proxy may be revoked at your request.

We appreciate your support and look forward to seeing you at the meeting.

Hugh Miller President & Chief Executive Officer

DELTA FINANCIAL CORPORATION
     1000 Woodbury Road Woodbury, New York 11797
————————————
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 24, 2005
————————————

To the Stockholders of Delta Financial Corporation:

     The Annual Meeting of Stockholders of Delta Financial Corporation (the “Company”) will be held on Tuesday, May 24, 2005, at nine o’clock in the morning, local time, at the Huntington Hilton at 598 Broad Hollow Road, Melville, New York 11747, for the following purposes:

1.	To elect two Class III Directors for a term of three years and until their successors shall have been elected and qualified (“Proposal No. 1”);

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005 (“Proposal No. 2”);

3.	To approve the Company’s 2005 Stock Incentive Plan (“Proposal No. 3);

4.	To approve the Company’s 2005 Senior Executive Bonus Plan (“Proposal No. 4); and

5.	To transact such other business as may properly come before the meeting or any adjournment.

     All of these proposals are more fully described in the Proxy Statement that follows. Stockholders of record at the close of business on April 6, 2005 will be entitled to vote at the meeting and any adjournments.

     Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

By Order of the Board of Directors,

Woodbury, New York April 22, 2005	Marc E. Miller Secretary

DELTA FINANCIAL CORPORATION
1000 Woodbury Road
Woodbury, New York 11797
————————————
PROXY STATEMENT
For the Annual Meeting of Stockholders
to be Held on Tuesday, May 24, 2005
————————————

The Board of Directors is soliciting proxies to be voted at the Annual Meeting of Stockholders on May 24, 2005, at 9:00 a.m., local time, and at any adjournments, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. The Company anticipates that the Notice, this Proxy Statement and the form of proxy enclosed will first be sent to its stockholders on or about April 22, 2005.

Who Can Vote?

Only holders of the Company’s common stock, par value $.01 per share (the “Common Stock”), of record at the close of business on April 6, 2005 will be entitled to vote at the meeting. As of April 6, 2005, the Company had approximately 20,308,986 shares of Common Stock outstanding, the only class of securities of the Company outstanding that may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held.

What Are You Voting On?

You are voting on:

The election of two directors, each for a term of three years (Hugh Miller and Margaret A. Williams);

The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2005;

The approval of the Company’s 2005 Stock Incentive Plan; and

The approval of the Company’s 2005 Senior Executive Bonus Plan.

How Many Votes Must Be Present To Hold A Meeting?

A majority of the votes that can be cast, or approximately 10,154,494 votes, which is known as a quorum, must be present at the Annual Meeting in person or represented by proxy to hold the Annual Meeting and conduct business. Abstentions and broker non-votes are counted for purposes of establishing a quorum, but otherwise do not count.

If a quorum exists at the Annual Meeting, each action proposed will be approved if the number of votes cast in favor of the proposed action exceeds the number of votes cast against it.

How Do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. To vote by proxy, you must either:

Fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope;

Vote by telephone (instructions are on the proxy card); or

Vote by the Internet (instructions are on the proxy card).

If you want to vote in person at the Annual Meeting, and you hold your Common Stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.

How Can I Revoke Or Change My Vote?

You may revoke your proxy at any time before it is voted at the Annual Meeting by (1) sending a written notice of revocation to the Company’s Secretary, (2) by attending the Annual Meeting and voting in person, or (3) entering a new vote or by granting a new proxy card or new voting instruction bearing a later date (which automatically revokes the earlier instructions). Regardless of whether you voted using a traditional proxy card, over the Internet or by telephone, you may use any of those three methods to change your vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. There will be no double counting of votes.

What If I Don’t Vote For Some Of The Matters Listed On My Proxy Card?

If you return your proxy card without indicating your vote, your shares will be voted for the nominees listed on the card and for each of the other three matters described above.

What If I Vote “Abstain”?

A vote to “abstain” on any matter will have the effect of a vote against the matter.

Can My Votes Be Voted If I Don’t Return My Proxy Card And Don’t Attend The Annual Meeting?

If you don’t vote your shares owned in street name, your broker can vote your shares on any of the matters scheduled to come before the meeting.

If your broker does not have discretion to vote your shares held in street name on a particular proposal and you don’t give your broker instructions on how to vote your shares, the votes will be broker non-votes, which will have no effect on the vote for any matter scheduled to be considered at the Annual Meeting.

If you don’t vote your shares held in your name, your shares will not be voted.

The enclosed proxy also serves as the voting instruction card for the trustees who hold shares of record for participants in the Delta Funding Corp. 401(k) Profit-Sharing Plan. Shares for which the trustees receive no instructions will be voted in the same proportion as the shares for which the trustees receive instructions.

Could Other Matters Be Decided At The Annual Meeting?

We don't know of any other matters that will be considered at the Annual Meeting. If any other matters arise at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.

What Happens If The Meeting Is Postponed Or Adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do I Need A Ticket To Attend The Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of Common Stock to enter the meeting. If you are a stockholder of record, your admission ticket is the bottom half of the proxy card sent to you. If you plan to attend the meeting, please so indicate when you vote and bring the ticket with you to the meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is the left side of your voting information form. If you don't bring your admission ticket, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of the Company.

* * *

An Annual Report to Stockholders for the year ended December 31, 2004, including the Company’s audited financial statements, accompanies this Proxy Statement. Additional copies of the Annual Report are available upon request.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table provides information at April 6, 2005, with respect to (1) any person known to the Company to be the beneficial owner of five percent or more of the Common Stock, (2) all Directors (both continuing and nominees) of the Company, (3) each of the five most highly compensated executive officers of the Company, including the Company’s Chief Executive Officer, and (4) all Directors and executive officers as a group. Unless otherwise indicated, the beneficial ownership disclosed consists of sole voting and investment power.

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner (1)	Beneficial Ownership	Class

Sidney A. Miller (2)	446,392	2.2%
Hugh Miller (3)	8,395,139	40.6%
Richard Blass (4)	413,804	2.0%
Spencer I. Browne (5)	7,500	0.0%
Martin D. Payson (6)	75,000	0.4%
Arnold B. Pollard (7)	25,000	0.1%
Margaret A. Williams (8)	22,500	0.1%
Randall F. Michaels (9)	37,000	0.2%
Lee Miller (10)	6,456,577	31.7%
Marc E. Miller (11)	6,465,391	31.7%
William J. Horan (12)	6,187,190	30.5%
T. Rowe Price Associates, Inc. (13)	1,052,660	5.2%
100 E. Pratt Street
Baltimore, MD 21202
All Directors and executive officers as a group (11 persons) (14)	9,986,123	46.8%
—————————

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Delta Financial Corporation, 1000 Woodbury Road, Woodbury, NY 11797.

(2)	Includes 5,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(3)	Includes (a) 6,181,790 shares of Common Stock owned by two trusts, of which Mr. Hugh Miller is a trustee and has shared voting and investment power; (b) 31,676 shares of Common Stock over which he has sole voting and investment power for the benefit of two family members under the Uniform Gifts for Minor’s Act; and (c) 350,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(4)	Includes 383,333 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(5)	Includes 5,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(6)	Includes 25,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(7)	Includes 25,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(8)	Includes 22,500 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(9)	Includes 30,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(10)	Includes (a) 6,181,790 shares of Common Stock owned by two trusts, of which Mr. Lee Miller is a trustee and has shared voting and investment power; and (b) 80,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(11)	Includes (a) 6,181,790 shares of Common Stock owned by two trusts, of which Mr. Marc E. Miller is a trustee and has shared voting and investment power; (b) 8,814 shares of Common Stock over which he has sole voting and investment power for the benefit of two family members under the Uniform Gifts for Minor’s Act; and (c) 80,000 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(12)	Includes (a) 6,181,790 shares of Common Stock owned by two trusts, of which Mr. Horan is a trustee and has shared voting and investment power; and (b) 4,800 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

(13)	Based upon a Schedule 13G filed by T. Rowe Price Associates, Inc. (“Price Associates”) with the Securities and Exchange Commission on February 10, 2005. According to information furnished by Price Associates, these securities are owned by various individual and institutional investors, for which Price Associates serves as investment adviser. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates may be deemed to be the beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(14)	Includes 1,010,633 shares of Common Stock subject to currently exercisable options or options exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 2004 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     The Company’s Board of Directors currently consists of seven members divided into three classes serving staggered terms, with the term of one class of Directors to expire each year. The Board has determined that all four non-employee directors – Spencer I. Browne, Martin D. Payson, Arnold B. Pollard and Margaret A. Williams – are independent under applicable rules of the American Stock Exchange (the “AMEX”). At the Annual Meeting, the stockholders will elect two Class III Directors, each for a term of three years, expiring in 2008 and until their successors shall have been elected and qualified. The term of the Class I Directors expires in 2006, and the term of the Class II Directors expires in 2007, at which times the then-nominated Directors of such classes will be elected for three-year terms.

     The nominees are presently serving as Directors of the Company. If no direction to the contrary is given, all proxies received by the Board of Directors will be voted “FOR” the election as Directors of Hugh Miller and Margaret A. Williams. If any nominee is unable or declines to serve, the proxy solicited herewith may be voted for the election of another person in his or her stead at the discretion of the proxies. The Board of Directors knows of no reason to anticipate that this will occur.

     Biographical information follows for each person nominated and each person whose term of office will continue after the Annual Meeting. The Company was incorporated in Delaware in August 1996 to acquire all of the outstanding capital stock of Delta Funding Corporation, a New York corporation. References to the Company in the following biographies, and in the biographies of executive officers below, may include references to Delta Funding Corporation prior to the Company’s incorporation.

Nominees
Class III Directors

     Hugh Miller has been the President and Chief Executive Officer of the Company since 1991, and a Director since inception. He has been associated with the Company in various capacities since 1985 and has been primarily responsible for the day-to-day operations of the Company since 1985. Mr. Miller serves on the executive committee of the National Home Equity Mortgage Association.

     Margaret A. Williams became a Director of the Company in April 2000. Ms. Williams is currently a Fellow at the Institute of Politics at the John F. Kennedy School of Government in Cambridge, Massachusetts. From 2001 to 2004, Ms. Williams served as the Chief of Staff for the Office of William J. Clinton. Ms. Williams served as the President of Fenton Communications, a public relations firm, from 2000 to 2001 and as a private communications and management consultant from 1997 to 2000. Ms. Williams served as one of 17 assistants to then President of the United States of America William Jefferson Clinton and also served as the Chief of Staff to then First Lady Hillary Rodham Clinton from 1993 to 1997. Ms. Williams was the Director of Communications for the Children’s Defense Fund, a national non-profit organization, from 1985 to 1990 and was the Deputy Director of Media Relations for the Center on Budget and Policy Priorities from 1983 to 1985.

Continuing Directors
Class I Directors

     Richard Blass is an Executive Vice President of the Company and has been the Chief Financial Officer since 1997, and a Director since 1996. He has served in various capacities since joining the Company in 1992. Prior thereto, Mr. Blass was a money market and derivatives trader at Citicorp Securities Markets Inc.

     Arnold B. Pollard, Ph.D., is the Chief Executive Officer of CE Group and became a Director of the Company in 1996. Dr. Pollard has been the President of Decision Associates, a management consulting firm specializing in organizational strategy and structure, for over 25 years. From 1993 to 2001, Dr. Pollard served as Chief Executive

Officer of Chief Executive Group, which publishes Chief Executive magazine. Dr. Pollard was also a founding member of the Strategic Decision Analysis Group of SRI. Dr. Pollard also serves on the Board of Directors of Sonic Foundry, Richter & Ratner Contracting Corporation, the International Management Education Foundation and The Committee for Economic Development, and is on the advisory board of the Tyree Organization.

Class II Directors

     Sidney A. Miller founded the Company and has been Chairman of the Board of Directors of the Company since its inception. He was President and Chief Executive Officer of the Company from 1982 to 1991 and has been involved in the mortgage banking industry since 1974. Mr. Miller is a Board Member of the Interfaith Nutrition Network for the Homeless, Finance Chairman of the Board of Trustees for Hunter College Foundation, an Executive Board Member of the Boy Scouts of America and an Associate Trustee of North Shore University Hospital.

     Martin D. Payson became a Director of the Company in 1996. Mr. Payson is an investor and business advisor, having formerly served as Vice Chairman of Time Warner, Inc. from 1990 to 1992. Prior to the merger of Time Inc. and Warner Communications, Inc., Mr. Payson held the position of Office of the President and General Counsel of Warner Communications, Inc., of which he also was a Director for 14 years. From 1997 to 2000, he was Chairman of Latin Communications Group Inc. Mr. Payson serves on the Board of Directors of Panavision Inc.

     Spencer I. Browne became a Director of the Company in 2003. Mr. Browne is a principal of Strategic Asset Management, LLC, a privately owned investment firm that he founded in November 1996 to assist small and mid-sized companies access the capital markets. Prior thereto, in 1996, Mr. Browne served as President, Chief Executive Officer and a director of Asset Investors Corporation, now American Land Lease, Inc., a company he co-founded in 1986. In addition, from June 1990 to March 1996, Mr. Browne was president and a director of MDC Holdings, Inc., a publicly traded homebuilder and mortgage banking company in Colorado. Mr. Browne currently serves on the Board of Directors of Annaly Mortgage Management, Inc., Internet Commerce Corporation, Government Properties Trust, Inc. and Kronos Advanced Technologies, Inc.

Board and Committee Meetings

     The Company has an Executive Committee, a Compensation Committee, an Audit Committee and a Nominating Committee. The Executive Committee, currently comprised of Messrs. Sidney A. Miller, Hugh Miller and Richard Blass, is authorized and empowered, to the extent permitted by Delaware law, to exercise all functions of the Board of Directors in the interval between meetings of the Board of Directors.

     The Compensation Committee, currently comprised of Messrs. Pollard and Payson, reviews and approves the compensation of executive officers and key employees and administers the Company’s stock plans and senior executive bonus plan.

     The Audit Committee, currently comprised of Messrs. Payson, Pollard and Browne, among other things, engages the Company’s independent registered public accounting firm, reviews with such independent registered public accounting firm the plan for and result of their auditing engagement and the independence of such independent registered public accounting firm, as described in more detail in the “Report of the Audit Committee,” below.

     The Nominating Committee, currently comprised of Messrs. Pollard and Payson, is responsible for assisting the Board in selecting nominees for election to the Board and monitoring the composition of the Board. The Board has determined that Messrs. Pollard and Payson are independent directors under the applicable rules of the AMEX. A current copy of the Nominating Committee Charter is available on the Company’s website at http://www.deltafinancial.com. In considering potential new directors and officers, the Nominating Committee will review individuals from various disciplines and backgrounds, and consider the following qualifications: broad experience in business, finance or administration; familiarity with national business matters; familiarity with the Company’s industry; independence; and prominence and reputation. After making such a review, the Nominating Committee submits the nomination to the full Board of Directors for approval. The Nominating Committee will consider nominees recommended by security holders, provided such nominees are qualified as described above. Security holders can mail any such recommendations, including the criteria outlined above, to the Corporate Secretary, Delta Financial Corporation, 1000 Woodbury Road, Suite 200, Woodbury, NY 11797.

     During the year ended December 31, 2004, there were 11 meetings of the Board of Directors, eight meetings of the Audit Committee, two meetings of the Compensation Committee, one meeting of the Executive Committee and no meetings of the Nominating Committee. All directors other than Ms. Williams attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which they served. The Company requests, but does not require, each member of the Board of Directors to attend each annual stockholder meeting. All of the members of our Board of Directors attended last year’s annual meeting.

     Under AMEX rules, a director of our Company will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a material relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that none of Messrs. Browne, Payson and Pollard or Ms. Williams has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Section 121A of the AMEX rules. In addition, the Board of Directors has determined that all members of the Audit Committee meet the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934.

Contacting the Board of Directors

     Stockholders who wish to communicate with the Board may do so by mailing any such communications to the Corporate Secretary, Delta Financial Corporation, 1000 Woodbury Road, Suite 200, Woodbury, NY 11797. All communications are distributed to the Board of Directors, as appropriate, depending upon the facts and circumstances outlined in the communications received. For example, if any complaints regarding accounting and/or auditing matters are received, they may be forwarded by the Corporate Secretary to the Chairman of the Audit Committee for review.

Compensation of Directors

     In 2004, each Director who was not an officer or employee of the Company was paid an annual fee of $25,000 in addition to a fee of $2,000, plus expenses, for each Board of Directors meeting attended. Each committee member who was not an officer or employee of the Company was paid a fee of $2,000, plus expenses, for each committee meeting attended. Committee fees are paid only for meetings held on days when no Board of Directors meeting is held. In addition, each member of the Audit Committee was paid an annual fee of $5,000. In 2004, the Chairman of the Board, Sidney A. Miller, was granted 25,000 stock options at an exercise price of $8.19; in 2001, Mr. Miller was the only director who did not receive a grant of at least 25,000 stock options.

MANAGEMENT

Directors and Executive Officers

The Directors and Executive Officers of the Company as of December 31, 2004 are as follows:

		Director
Name	Age	Since	Position Held with the Company

Sidney A. Miller	70	1996	Chairman of the Board of Directors
Hugh Miller	41	1996	President, Chief Executive Officer and Director
Richard Blass	41	1996	Executive Vice President, Chief Financial Officer and Director
Spencer I. Browne	55	2003	Director
Martin D. Payson	68	1996	Director
Arnold B. Pollard	61	1996	Director
Margaret A. Williams	50	2000	Director
Randall F. Michaels	45	--	Executive Vice President of Sales and Marketing
Lee Miller	35	--	Executive Vice President, Chief Credit Officer and Treasurer
Marc E. Miller	38	--	Senior Vice President, General Counsel and Secretary

     Biographical information follows for the Executive Officers named in the above chart who are not Directors of the Company.

     Randall F. Michaels is an Executive Vice President of the Company in charge of Sales and Marketing. Mr. Michaels re-joined the Company in September 2001 as the National Sales Manager, the position he previously held from 1995 (when he joined the Company) until June 2001, when Mr. Michaels left the Company. Mr. Michaels is primarily responsible for supervising all aspects of sales and marketing for the Company. Prior to joining the Company, Mr. Michaels was Regional Sales Manager of Quality Mortgage/Express Funding Inc., a mortgage finance company, for two years and, before that, Regional Sales Manager for American Funding Group, a mortgage finance company, for six years.

     Lee Miller, CFA, is an Executive Vice President of the Company, Chief Credit Officer and Treasurer. Mr. Miller joined the Company in 1994 as an Assistant Vice President, and his responsibilities have included analyzing securitization structures, product development, pricing, secondary marketing and risk management. Prior to joining the Company, Mr. Miller worked at J.P. Morgan Institutional Management, trading money market securities and analyzing relative value.

     Marc E. Miller is a Senior Vice President and General Counsel of the Company, overseeing the Company’s corporate legal department. Mr. Miller joined the Company in 1993 as an Assistant Vice President, primarily overseeing aspects of default management and handling certain in-house legal responsibilities. Prior to joining the Company, from 1991 to 1993, Mr. Miller was an Associate at the law firm of Winick & Rich, P.C., where he specialized in commercial litigation.

Family Relationships

     Hugh Miller, Marc E. Miller and Lee Miller are Sidney A. Miller’s sons. No other family relationship exists among any of the Directors or executive officers of the Company as of December 31, 2004. No arrangement or understanding exists between any Director or executive officer or any other person pursuant to which any Director or executive officer was selected as a Director or executive officer of the Company. Subject to rights under applicable employment agreements, each executive officer serves at the pleasure of the Board of Directors.

EXECUTIVE COMPENSATION

     The following report submitted by the Compensation Committee of the Board of Directors provides information regarding policies and practices concerning compensation of the Chief Executive Officer and other executive officers.

Compensation Committee Report on Executive Compensation

     The Company’s Compensation Committee is responsible for setting the compensation paid to the Chief Executive Officer and for final approval of the compensation paid to other executive officers of the Company, approving or disapproving the recommendations of the Chief Executive Officer as to such compensation. Several of the executive officers, including the Chief Executive Officer, are compensated pursuant to the terms of written employment agreements approved by the Compensation Committee. (See “–Employment Agreements”).

     Philosophy. The Compensation Committee bases its executive compensation policy on the same principles that guide the Company in establishing all its compensation packages. The Company designs packages to attract, retain, and motivate talented individuals at all levels of the organization while balancing its overall cost structure and the interests of its security holders. Among other things:

We base compensation on the level of job responsibility, individual performance and Company performance;

We reflect in our compensation the value of the job in the marketplace. To attract and retain a highly skilled workforce, the Company must remain competitive with the pay of other employers who compete with us for talent; and

To assure our employees’ interests are aligned with those of our stockholders, we provide employees at various levels of the organization with stock options.

     We consider various measures of the Company’s performance, including overall loan production, profitability, cash flow/liquidity, cost to originate, return on assets and total shareholder return. These data assist us in exercising judgment in establishing total compensation ranges. We historically have not assigned these performance measures relative weights (with the exception of our Executive Vice President of Sales and Marketing, who is compensated primarily in commissions based upon loan production); but rather have made a subjective determination after considering all such measures collectively. In March 2005, the Board of Directors approved the 2005 Senior Executive Bonus Plan, under which certain senior executives may receive incentive awards based on the achievement of goals relating to performance of the Company and its individual business units. In March 2005, the Compensation Committee established for the Chief Executive Officer (Hugh Miller) and the Chief Financial Officer (Richard Blass) combined performance goals for 2005 with respect several performance criteria, including total loan origination (Mr. Miller only), income (before income tax expense), return on equity, return on assets and cost to originate loans. The Compensation Committee, however, has retained the ability to adjust downward the amount of any awards achieved under the 2005 Senior Executive Bonus Plan, to the extent it believes that payment of the bonus achieved is inappropriate given the totality of the circumstances. Likewise, the Compensation Committee may choose to award Messrs. Miller and Blass an annual bonus in addition to any performance-based bonuses either of these executive officers may earn for achieving the performance goals we established. A more complete discussion on the aforementioned plan and the performance goals can be found below under Proposal No. 4.

     Components of Executive Compensation. Executives are provided with a combination of one or more of the following types of compensation:

     Salary. All executive officers are provided with a base annual salary that is typically reviewed on an annual basis by the Chief Executive Officer and the Compensation Committee. Salary and increases are determined partially by comparison to salaries for similar positions at comparable companies, the executive’s annual performance review, the value of the contributions made by the executive and the executive’s and the Company’s performance in relation to goals established at the beginning of the period. In addition to considering the above factors when approving compensation arrangements, the Compensation Committee also considers the overall financial health of the Company. The Compensation Committee does not apply formulas; instead it exercises its judgment and discretion.

     Annual Bonus. The Company also attempts to motivate its executives by providing them the opportunity to earn an annual bonus. These bonuses, if paid, can represent a significant portion of the executive’s total compensation. The bonus amount depends upon the Compensation Committee’s evaluation of such executive’s work performance and contribution to the Company’s success. As with base salaries, the Compensation Committee does not apply formulas (with the exceptions noted above); instead it exercises its judgment and discretion. In 2004, the Compensation Committee determined the amount of Mr. Hugh Miller’s bonus based in part upon Mr. Miller’s and the Company’s strong operational and financial performance – including overall loan production, profitability, cash flow/liquidity, cost to originate and total shareholder return – relative to objectives established at the beginning of the year. The Compensation Committee also considered the bonuses paid to the CEOs of some of the Company’s peer companies in the prior year and Mr. Miller’s other contributions to the Company’s success throughout the year. The Compensation Committee considered similar factors when it authorized annual bonuses to other senior executives in 2004.

     The Compensation Committee believes that a meaningful base salary and bonus are necessary to retain and attract qualified executive personnel.

     Stock Option Plan. As of December 31, 2004, the Company has granted options to purchase an aggregate of 2,014,000 shares of Common Stock (which were still outstanding) to eligible recipients under the 1996 Stock Option Plan of Delta Financial Corporation (the “1996 Plan”) or the Delta Financial Corporation 2001 Stock Option Plan (the “2001 Plan”, together with the 1996 Plan, the “Stock Option Plans”). A total of 2,200,000 and 1,500,000 shares of Common Stock were initially reserved for issuance under the 1996 Plan and the 2001 Plan, respectively, of which a total of 281,250 and 1,000,000 shares remained available for grant as of December 31, 2004.

     The purpose of the Stock Option Plans is to encourage the Company’s employees and Directors to acquire a larger proprietary interest in the Company and to provide incentives to maximize the long-term growth of the Company. The Company believes the opportunity to acquire such a proprietary interest will aid the Company in securing and retaining qualified employees.

     The Compensation Committee believes that equity ownership by management helps align management and stockholder interest and enhances stockholder value. The Compensation Committee believes that, based on the Company’s performance, granting additional equity interest to management is warranted to reward them for past performance and encourage their future efforts.

     In 2004, stock options were granted to various employees, including management, at exercise prices either at or above market price on the date of the grant. The Compensation Committee will continue to review option-based compensation from time to time and reward management with compensation reflecting the Company’s, and management’s, performance.

     Deductibility Cap on Executive Compensation. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company cannot take a tax deduction for certain compensation paid in excess of $1.0 million to the Chief Executive Officer and other executive officers listed in the Summary Compensation Table below. However, certain performance based compensation is excluded from the Section 162(m) deductibility limitation. It is the Company’s policy to make reasonable efforts to cause executive compensation to be eligible for deductibility under Section 162(m) of the Code. However, it is possible that non-qualifying compensation paid to the Company’s executive officers may exceed $1.0 million in a taxable year and therefore limit the deductibility by the Company of a portion of such compensation. For example, in 2004, the compensation paid to each of the Chief Executive Officer, Chief Financial Officer and Executive Vice President of Sales and Marketing exceeded $1.0 million. All or some portion of such compensation paid to the Chief Executive Officer and Chief Financial Officer in excess of $1.0 million will be non-deductible. The Compensation Committee continually evaluates our executive compensation policies and benefit plans to determine whether additional actions to maintain the tax deductibility of executive compensation are in the best interest of our stockholders. If the 2005 Stock Incentive Plan is approved by the stockholders of the Company, options and stock appreciation rights granted under the 2005 Stock Incentive Plan will qualify as performance-based compensation and be exempt from the Section 162(m) deductibility limit provided options and stock appreciation rights are approved by the Compensation Committee and granted in compliance with the requirements of Section 162(m). Other awards granted under the 2005 Stock Incentive Plan may qualify as performance-based compensation in the discretion of the Compensation Committee. If the 2005 Senior Executive Bonus Plan is approved by the stockholders of the Company, bonuses paid under the 2005 Senior Executive Bonus Plan will qualify as performance-based compensation and be exempt from the Section 162(m) deductibility limit provided the bonuses are approved by the Compensation Committee and paid in compliance with the requirements of Section 162(m).

Chief Executive Officer Compensation

     For 2004, Mr. Hugh Miller earned $1,998,269 in salary and bonus, as shown on the Summary Compensation Table below. The Compensation Committee considered this level of payment to be fair and appropriate in view of Mr. Miller’s effectiveness in leading the Company to its strong operational, financial and cash flow results in 2004 as described above.

COMPENSATION COMMITTEE
Arnold B. Pollard, Chairman
Martin D. Payson

SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation for the past three years of the Company’s Chief Executive Officer and each of the Company’s other four most highly compensated executive officers:

					Long-Term
					Compensation
		Annual Compensation			Awards

					Securities	All Other
Name and Principal				Other	Underlying	Compensation
Position	Year	Salary	Bonus	(1)	Options	(2)

Hugh Miller	2004	$498,269	$1,500,000	$--	--	$6,390
President & Chief	2003	350,000	1,400,000	--	--	4,625
Executive Officer	2002	344,346	500,000	--	250,000	2,066

Richard Blass	2004	349,423	750,000	561,000	--	6,281
Executive Vice	2003	300,000	600,000	--	--	4,856
President & CFO	2002	291,923	202,137	--	100,000	2,051

Randall F. Michaels (3)	2004	200,000	667,301	224,400	--	6,076
Executive Vice	2003	200,000	364,852	--	50,000	4,084
President of Sales	2002	200,000	221,417	--	--	3,531
and Marketing

Lee Miller	2004	274,712	402,537	--	--	6,366
Executive Vice	2003	250,000	300,000	--	--	5,045
President, Chief	2002	250,000	100,000	--	--	3,576
Credit Officer
& Treasurer

Marc E. Miller	2004	250,000	250,000	--	--	4,316
Senior Vice President	2003	250,000	152,537	--	--	5,062
& General Counsel	2002	250,000	50,000	--	--	3,562

(1)	Other annual compensation consists of value realized from exercise of employee stock options in 2004.

(2)	Consists of matching contributions by the Company to the officers’ respective accounts pursuant to the Delta Funding Corporation 401(k) Profit-Sharing Plan and value of group term insurance over $50,000 reported as taxable income.

(3)	Mr. Michaels’ bonus primarily consists of commissions paid to Mr. Michaels throughout the year based upon the Company’s loan production for such year.

OPTION GRANTS IN LAST FISCAL YEAR

     There were no grants of options in 2004 to the executive officers of the Company named in the Summary Compensation Table.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table sets forth information about the shares of Common Stock issuable under our equity compensation plans at December 31, 2004:(1)

Equity Compensation Plan Information

	Number of Shares to		Number of Securities
Equity	be Issued Upon	Weighted Average	Remaining Available for
Compensation	Exercise of	Exercise Price of	Future Issuance Under Equity
Plan Category	Outstanding Options	Outstanding Options	Compensation Plans (2)

Approved by
security holders	2,014,000	$2.03	1,281,250

Not approved by
security holders	n/a	n/a	n/a

Total	2,014,000	$2.03	1,281,250

(1)	As described in more detail in Proposal No. 3 below, the Company’s Board of Directors has approved the 2005 Stock Incentive Plan, subject to stockholder approval at the Annual Meeting.

(2)	Excludes securities reflected under the “number of shares to be issued upon exercise of outstanding options” column in the table above.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

     The following table shows all options exercised by any of the executive officers of the Company named in the Summary Compensation Table during 2004 and the numbers and values of unexercised options each such officer had as of December 31, 2004. To date, no stock appreciation rights (“SARs”) have been granted by the Company to executive officers.

			Number of Securities
			Underlying Unexcercised			Value of Unexcercised In-
			Options at Fiscal Year End			The- Money Options at Fiscal
	Shares		2004	(#)		Year End 2004 ($)
	Acquired
	on	Value			Unexer-		Unexer-
	Exercise	Realized	Excercisable		cisable	Excercisable	cisable
Name	(#)	($)	(#)		(#)	($)	($)

Hugh Miller	--	--	250,000		250,000	$2,300,000	$2,225,000
Richard Blass	100,000	$561,000	190,000		160,000	1,310,500	1,547,000
Randall Michaels	40,000	224,400	30,000		80,000	239,600	174,400
Lee Miller	--	--	60,000		40,000	588,000	392,000
Marc Miller	--	--	60,000		40,000	588,000	392,000

     Upon a change of control, all options that are not already exercisable will immediately vest, for all of the Company’s employees who have been granted stock options, including the executive officers noted above.

Employment Agreements

     Each of the Chairman, Chief Executive Officer and the following other executive officers have an employment agreement with the Company, as follows:

Name	Position	Date of Agreement	Term

Sidney A. Miller	Chairman	September 12, 2002	3 years
Hugh Miller	President and CEO	February 27, 2002	5 years
Richard Blass	EVP and CFO	March 24, 2005	5 years
Randall F. Michaels	EVP	August 13, 2003	3 years

     Under the terms of the respective employment agreements, the Company pays Sidney A. Miller a minimum base salary of $250,000, Hugh Miller a minimum base salary of $500,000 per year, Richard Blass a minimum base salary of $350,000 per year, and Randall F. Michaels a minimum base salary of $200,000 per year. Each of these officers is entitled to participate generally in the Company’s employee benefit plans, including the Stock Option Plans, and is eligible to receive an incentive bonus. The cash bonuses available to each executive are made at the discretion of the Board of Directors and are based on subjective performance criteria as described above under “Executive Compensation,” except that beginning in 2005, each of Messrs. Hugh Miller and Richard Blass will be eligible to receive performance based bonuses under the Company’s 2005 Senior Executive Bonus Plan if such plan is approved by the stockholders at the Annual Meeting. Under the terms of his employment agreement, as an inducement for Mr. Blass to enter into the agreement, he was granted 100,000 stock options at an exercise price of $8.20 per share, the Company’s closing stock price on the date of grant, and all of Mr. Blass’ existing unvested stock options immediately vested.

     Under the terms of their respective employment agreements, Messrs. Sidney A. Miller, Hugh Miller and Richard Blass also are granted benefits covering medical expenses not covered by the Company’s insurance plans (up to $100,000 per year). Under the terms of his employment agreement, Mr. Hugh Miller was granted benefits covering life insurance of up to $1,000,000.

     If any of these four executive officers is terminated for “reasonable cause,” which definition generally includes termination by the Company due to the executive’s willful failure to perform his duties under the employment agreement, the executive’s personal dishonesty, or the executive’s breach of his fiduciary duties or the terms of the employment agreement to which he is a party, then the Company is obligated to pay the terminated executive only his base salary up to the date of his “for cause” termination.

     If the employment of any of Messrs. Sidney A. Miller, Hugh Miller or Richard Blass is terminated by the Company without cause, or by them for “good reason” (which generally includes resignation due to a material breach by the Company of his employment agreement, a material change in the executive’s duties or responsibilities, a reduction in the executive’s base salary as then in effect or a relocation or actual change in the executive’s place of employment outside of Long Island, New York), the Company is obligated to pay such executive officer as severance an amount equal to the product of (1) the lesser of (A) the remaining term in years plus 1, multiplied by 100% or (B) 299%, multiplied by (2) the last five years’ average annual compensation as calculated in accordance with Section 280G of the Code. If the employment of Mr. Michaels is terminated by the Company without cause, the Company is obligated to pay him as severance an amount equal to (a) if such termination occurs within the first two years of the term of Mr. Michaels’ agreement, the sum of (1) one year’s salary and (2) 12 times the average commissions per month earned by Mr. Michaels over the six calendar months immediately preceding the date of termination, or (b) if such termination occurs after the second year of the term of Mr. Michaels’ agreement, an amount equal to the sum of (1) the lesser of six month’s salary and the total salary due over the remaining term and (2) six times the average commissions per month earned by Mr. Michaels over the six calendar months immediately preceding the date of termination. If, at the expiration of the initial term of Messrs. Hugh Miller’s or Richard Blass’ employment agreement, the Company does not extend the agreement for at least one year under fair and reasonable terms, then (unless waived by Messrs. Miller or Blass), the Company is obligated to pay Messrs. Miller or Blass severance equal to the sum of his annual salary at the rate in effect at the termination and the average of his annual bonuses over the last five years.

     If, upon a change of control, any of Messrs. Sidney A. Miller, Hugh Miller or Richard Blass is terminated or resigns for “good reason” within 24 months of such change of control, the Company is obligated to pay Messrs. Sidney A. Miller, Hugh Miller or Richard Blass as severance and in lieu of any further compensation an amount equal to the product of (1) 299%, multiplied by (2) the last five years’ average annual compensation as calculated in accordance with Section 280G of the Code. The severance amount payable to Mr. Blass will be reduced if the amount payable would constitute an “excess parachute payment” within the meaning of Section 280G of the Code.

Code of Ethics

     The Company has adopted a code of ethics, with policies and procedures that apply to its chief executive officer, chief financial officer and other executive officers. A copy of our code of ethics may be found on our website at http://www.deltafinancial.com. A copy of this code of ethics will be provided to any person, without charge, upon written request to: Investor Relations Department, Delta Financial Corporation, 1000 Woodbury Road, Woodbury, New York 11797.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee has ever been one of our officers or employees, or an officer or employee of any of our subsidiaries. None of our executive officers has served on the board of directors or on the Compensation Committee of any other entity, any officers of which served either on our Board of Directors or on our Compensation Committee.

     Up to and including 2002, the Company used to pay the annual premium on a $25 million split-dollar life insurance policy for Sidney A. Miller. The beneficiaries on the policy were certain members of the Miller family; however, in the event of Sidney A. Miller’s demise, before any other payments would have been made, the Company would have first been reimbursed from the proceeds of the policy for the lesser of the cash value or all premiums it had paid during the term of the policy. In 2002, the Company ceased paying premiums on this policy, was removed from the policy and was reimbursed for all premiums it paid over the life of the policy.

Audit Committee

     The Company has a standing Audit Committee comprised of Messrs. Payson, Pollard and Browne. The Board of Directors has determined that Messrs. Payson, Pollard and Browne all meet the independence criteria under Section 121A of the listing qualifications of the AMEX for service on the Audit Committee. In addition, the Board of Directors has determined that Messrs. Payson and Browne have the attributes of an “audit committee financial expert” as defined in applicable SEC regulations.

     The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter, as revised in March 2005, is included in this Proxy Statement as Appendix A.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee assists the Board of Directors in monitoring the Company’s accounting and financial reporting process, and has a key role in the oversight and supervision of the Company’s outside independent registered public accounting firm. This role includes sole authority to (1) appoint or replace the Company’s independent registered public accounting firm, (2) pre-approve all audit or permissible non-audit services that the Company’s independent registered public accounting firm performs on behalf of the Company, and (3) approve compensation related to all auditing services and any permissible non-audit services. The Audit Committee also oversees the Company’s procedures for the receipt, retention and treatment of complaints the Company receives regarding accounting, internal accounting controls or auditing matters and reviews all related party transactions for potential conflicts of interest. Shareholders interested in greater detail as to the functions and responsibilities of the Audit Committee should refer to the Audit Committee Charter attached to this Proxy Statement as Appendix A.

Management has the primary responsibility for the Company’s financial statements and reporting process, including the system of internal controls. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee periodically met with management, the Company’s internal auditor and the independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in the Annual Report on Form 10-K for the period ended December 31, 2004. Management has represented to the Audit Committee that the financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

The Audit Committee reviewed the consolidated audited financial statements with KPMG LLP, the independent auditing firm for the Company, who is responsible for expressing an opinion on the conformity of those statements with GAAP and discussed with KPMG LLP its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and the matters required to be communicated by Statement on Auditing Standards (“SAS”) No. 61, “Communication with Audit Committees,” as amended by SAS No. 90, “Audit Committee Communications.”

The Audit Committee also has received from KPMG LLP the written disclosures and letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP that firm’s independence from the Company and has considered whether the provision of non-audit services is compatible with maintaining KPMG LLP’s independence.

The Audit Committee discussed with the Company’s internal auditors and KPMG LLP the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and KPMG LLP to discuss the results of their audits, their evaluations of the Company’s system of internal control, and the overall quality of the Company’s financial reporting. Both the internal auditors and KPMG LLP have unrestricted access to the Audit Committee. The Committee held eight meetings during fiscal year 2004.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

AUDIT COMMITTEE
Martin D. Payson, Chairman
Arnold B. Pollard
Spencer I. Browne

Performance Graph

     Set forth below is a graph comparing the five year cumulative total stockholder returns (assuming reinvestment of dividends) of the Company to Standard & Poor’s 600 Small Cap Composite Stock Index (“S&P Small Cap 600”), the Standard & Poor’s 500 Composite Index (“S&P 500”) and certain peer group/comparable companies (“Peer Group Companies”).* The graph assumes $100 invested on December 31, 1999 in the Company, the S&P Small Cap 600 Index, the S&P 500 Index and the Peer Group Companies.

COMPARISON OF FIVE-YEAR RETURN AMONG DELTA FINANCIAL CORPORATION,
S&P SMALLCAP 600 INDEX, S&P 500 INDEX AND PEER GROUP COMPANIES

*	Peer Group Companies, which were selected based primarily upon SIC number, market value and type of business, include the following comparable companies: Aames Financial Corp., Accredited Home Lenders, Inc., IndyMac Bancorp, Inc., New Century Financial Corp., Novastar Financial Inc. and Saxon Capital Inc.

Related Party Transactions

     There were no related party transactions in 2004.

     THE BOARD OF DIRECTORS HAS NOMINATED HUGH MILLER AND MARGARET A. WILLIAMS AS CLASS III DIRECTORS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE TO ELECT HUGH MILLER AND MARGARET A. WILLIAMS.

     The two nominees receiving the highest number of “for” votes represented by shares of the Company’s Common Stock in person or represented by proxy and entitled to vote at the Annual Meeting will be elected.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected the firm of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005. KPMG LLP has served as the Company’s independent registered public accounting firm since 1989. Ratification of such appointment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and voting in person or by proxy at the Annual Meeting or any adjournment thereof. In the event of a negative vote on such ratification, the Audit Committee of the Board of Directors will reconsider its selection.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting, at which time they will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The aggregate fees described below were billed to the Company by KPMG LLP for the fiscal year ended December 31, 2004. Audit and Audit Related Fees aggregated $833,982 and $602,625 for the years ended December 31, 2004 and 2003, respectively, and were comprised of the following:

Audit Fees

     The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2004, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for 2004, other statutory and regulatory filings and comfort letters and consents related to capital markets transactions were $678,482. The comparative amount for the year ended December 31, 2003 was $467,625.

Audit-Related Fees

     KPMG LLP billed the Company $155,500, in the aggregate, for Audit-Related Fees related to services rendered in connection with data verification relating to securitization transactions completed in 2004. The comparative amount for the year ended December 31, 2003 was $135,000.

     Other fees were comprised of the following:

Tax Fees

     In 2004, KPMG LLP billed the Company $283,450 for professional services rendered for tax compliance, tax advice, tax planning, the preparation of REMIC Pass-Through Certificates tax returns for each of the Company’s outstanding securitizations, a Section 382 analysis, state income tax audits and other tax related matters. The comparative amount for the year ended December 31, 2003 was $238,908.

All Other Fees

     For the year ended December 31, 2004, KPMG LLP billed the Company $32,500 for professional services related to Sarbanes-Oxley initiatives. There were no such fees billed or paid to KPMG LLP during the year ended December 31, 2003.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of KPMG LLP.

     THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF KPMG LLP AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2005.

     Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005 requires the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

PROPOSAL NO. 3

APPROVAL OF THE DELTA FINANCIAL CORPORATION
2005 STOCK INCENTIVE PLAN

General

     The Company’s stockholders are being asked to act upon a proposal to approve the Company’s 2005 Stock Incentive Plan (the “2005 Plan”). Approval of the proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Stockholders abstaining from voting on Proposal No. 3 will be counted for purposes of determining a quorum, but will not be counted for any other purpose. Broker non-votes will not be considered as present or voting, and as such each will have no effect on the vote for this proposal.

     The Board of Directors approved the adoption of the 2005 Plan in March 2005, to be effective only upon approval by the stockholders of the Company at the Annual Meeting. The Board of Directors believes that the attraction and retention of high quality personnel are essential to the Company’s continued growth and success and that a stock incentive plan such as the 2005 Plan is necessary for the Company to remain competitive in its compensation practices. If approved by the stockholders, a total of 1,000,000 shares of Common Stock will be initially reserved for issuance under the 2005 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Common Stock or capital structure of the Company.

     Capitalized terms used in this Proposal No. 3 shall have the same meaning as in the 2005 Plan unless otherwise indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2005 PLAN

     A general description of the principal terms of the 2005 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2005 Plan, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

General Description

     Purpose. The purpose of the 2005 Plan is to provide the Company’s employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company’s Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

     Shares Reserved for Issuance under the 2005 Plan. If approved by the stockholders, a total of 1,000,000 shares of Common Stock will be initially reserved for issuance under the 2005 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Common Stock or capital structure of the Company. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 250,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 250,000 shares, which shall not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 250,000 shares.

     Administration. The 2005 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as the Board of Directors or one or more committees designated by the Board of Directors. The 2005 Plan will be administered by the Compensation Committee. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of Code.

     Terms and Conditions of Awards. The 2005 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as “awards”). Stock options granted under the 2005 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants.

     Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company’s Common Stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above section of this Proposal No. 3 “Shares Reserved for Issuance under the 2005 Plan”), to approve award agreements for use under the 2005 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to construe and interpret the terms of the 2005 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2005 Plan as the Administrator deems appropriate.

     Each award granted under the 2005 Plan shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a nonqualified stock option. To the extent that the aggregate fair market value of shares of the Company’s Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options.

     The term of any award granted under the 2005 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.

     The 2005 Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the Common Stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of all other awards granted under the 2005 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of Common Stock or with respect to options, payment through a broker-dealer sale and remittance procedure.

     The 2005 Plan provides that (i) any reduction of the exercise price of any option awarded under the 2005 Plan shall be subject to stockholder approval (except as a result of a stock split or similar occurrence) and (ii) canceling any option awarded under the 2005 Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to stockholder approval.

     Under the 2005 Plan, the Administrator may establish one or more programs under the 2005 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2005 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

     Termination of Service. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2005 Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

     Transferability of Awards. Under the 2005 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2005 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

     Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 250,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 250,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the Common Stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1.0 million paid to the Company’s chief executive officer and the four other most highly compensated officers of the Company. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is cancelled, the cancelled award shall continue to count against the maximum number of shares of Common Stock with respect to which an award may be granted to a participant.

     For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 250,000 shares. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. The 2005 Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax income, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, (xviii) cost to originate loans, (xix) loan quality, (xx) loan origination, (xxi) corporate overhead costs, (xxii) loan delinquency rates, (xxiii) liquidity management, (xxiv) loan losses, (xxv) net interest income, (xxvi) net interest income margin, (xxvii) return on capital invested, (xxviii) stockholders’ equity and (xxix) income (before income tax expense).

     Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by outstanding awards, the number of shares of Common Stock that have been authorized for issuance under the 2005 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of Common Stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

     Corporate Transaction. Effective upon the consummation of a corporate transaction (as defined in the 2005 Plan), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity. In the event an outstanding award is not assumed or replaced by the successor entity in connection with a corporate transaction, the award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction. In the event an outstanding award is assumed or replaced by the successor entity in connection with a corporate transaction, the award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award if the participant is terminated without cause within 12 months after the effective date of such corporate transaction.

     Change in Control. In the event of a change in control (as defined in the 2005 Plan), an award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award if the participant is terminated without cause within 12 months after the effective date of such change in control.

     Amendment, Suspension or Termination of the 2005 Plan. The Board of Directors may at any time amend, suspend or terminate the 2005 Plan. The 2005 Plan will terminate ten years from the date of its approval by our stockholders, unless terminated earlier by the Board of Directors. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain stockholder approval of any such amendment to the 2005 Plan in such a manner and to such a degree as required.

Certain Federal Tax Consequences

     The following summary of the federal income tax consequences of 2005 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or guidance that may be issued by the Treasury Department under Section 409A of the Code.

     Nonqualified Stock Options. The grant of a nonqualified stock option under the 2005 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

     In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A can result in an additional 20% tax obligation, plus penalties and interest. Currently, it is unclear how the additional tax and penalties and interest will be applied.

     Incentive Stock Options. The grant of an incentive stock option under the 2005 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

     The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

     In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently, it is unclear how the additional tax and penalties and interest will be applied. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

     Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

     Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

     Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

     To the extent that an SAR is settled in cash, such SAR will be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An SAR subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently, it is unclear how the additional tax and penalties and interest will be applied.

     Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

     Restricted stock units also can be considered non-qualified deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such participant. Currently, it is unclear how the additional tax, penalties and interest will be applied.

     Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

New Plan Benefits

     As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options subject to stockholder approval of the 2005 Plan. The benefits to be received by the Company’s directors, executive officers and employees pursuant to the 2005 Plan are not determinable at this time.

PROPOSAL NO. 4

APPROVAL OF THE DELTA FINANCIAL CORPORATION
2005 SENIOR EXECUTIVE BONUS PLAN

     The Company’s stockholders are being asked to act upon a proposal to approve the Company’s 2005 Senior Executive Bonus Plan (the “2005 Bonus Plan”). Approval of the proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Stockholders abstaining from voting on Proposal No. 4 will be counted for purposes of determining a quorum, but will not be counted for any other purpose. Broker non-votes will not be considered as present or voting, and as such each will have no effect on the vote for this proposal.

     The 2005 Bonus Plan became effective in March 2005 upon its adoption by the Board of Directors but is subject to approval by the stockholders of the Company at the Annual Meeting. The plan is intended to increase stockholder value and the success of the Company by motivating key executives to perform to the best of their abilities and to achieve the Company’s objectives. The plan’s objectives are to be achieved by providing these executives with incentive awards based on the achievement of goals relating to performance of the Company and its individual business units. The 2005 Bonus Plan is intended to qualify as performance-based compensation under Section 162(m) of the Code. The Company believes that, without such incentives, the Company will be less likely to motivate to the fullest extent those individuals essential to the growth and financial success of the Company.

     Capitalized terms used in this Proposal No. 4 shall have the same meaning as in the 2005 Bonus Plan unless otherwise indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2005 BONUS PLAN

A general description of the principal terms of the 2005 Bonus Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2005 Bonus Plan, a copy of which is attached to this Proxy Statement as Appendix C and is incorporated herein by reference.

General Description

     Purpose of the Plan. The 2005 Bonus Plan is intended to increase stockholder value and the success of the Company by motivating key executives to perform to the best of their abilities and achieve the Company’s objectives. Under Section 162(m) of the Code, the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to each of the Company’s four other most highly compensated executive officers may be limited to the extent that such compensation exceeds $1.0 million in any one year. Under Section 162(m), the Company may deduct compensation in excess of that amount if it qualifies as “performance-based compensation,” as defined in Section 162(m). The 2005 Bonus Plan is designed to qualify awards made under the plan as performance-based compensation so that the Company may receive a federal income tax deduction for the payment of incentive bonuses to the Company’s executives.

     Administration of the Plan. The 2005 Bonus Plan will be administered by the Compensation Committee of the Board of Directors in accordance with the requirements of Section 162(m).

     Eligibility to Receive Awards. All officers of the Company are eligible to participate in the 2005 Bonus Plan. Participation in the 2005 Bonus Plan by any particular officer is determined annually in the discretion of the Compensation Committee. In selecting participants for the 2005 Bonus Plan, the Compensation Committee will choose officers of the Company who are likely to have a significant impact on the performance of the Company. For 2005, the participants in the 2005 Bonus Plan are Hugh Miller, the Company’s Chief Executive Officer, and Richard Blass, the Company’s Chief Financial Officer. Participation in future years will be in the discretion of the Compensation Committee, but it currently is expected that two to ten officers will participate each year.

     Target Awards and Performance Goals. For each year, the Compensation Committee will establish in writing: (i) a target award for each participant; (ii) the performance goals which must be achieved in order for the participant to be paid the target award; and (iii) a formula for increasing or decreasing a participant’s target award depending upon how actual performance compares to the pre-established performance goals.

Each participant’s target award will be expressed as either a percentage of his or her base salary or such other amount as determined by the Compensation Committee. Base salary under the 2005 Bonus Plan means the participant’s annual salary rate on the last day of the plan year.

     There are twenty-nine performance measures which the Compensation Committee may use in setting the performance goals for any year. Specifically, the performance goals applicable to any participant will provide for a targeted level of achievement using one or more of the following measures: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax income, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, (xviii) cost to originate loans, (xix) loan quality, (xx) loan origination, (xxi) corporate overhead costs, (xxii) loan delinquency rates, (xxiii) liquidity management, (xxiv) loan losses, (xxv) net interest income, (xxvi) net interest income margin, (xxvii) return on capital invested, (xxviii) stockholders’ equity and (xxix) income (before income tax expense).

     The Compensation Committee has established for Mr. Miller a combined performance goal for 2005 with respect to: total loan origination, income (before income tax expense), return on equity, return on assets and cost to originate loans. For 2005, the Compensation Committee has also established for Mr. Blass a combined performance goal for 2005 with respect to: income (before income tax expense), return on equity, return on assets and cost to originate loans. For both Mr. Miller and Mr. Blass, the Compensation Committee has also established a formula, with such measurements as variables, which will determine actual awards.

     Determination of Actual Awards. After the end of each plan year, the Compensation Committee must certify in writing the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by applying the formula to the level of actual performance which has been certified by the Compensation Committee. However, the Compensation Committee retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. Also, no participant’s actual award under the 2005 Bonus Plan may exceed $5.0 million for any year.

     If a participant terminates employment with the Company prior to the award payment date, the Compensation Committee will proportionately reduce (or eliminate) his or her actual award based on the date of termination and such other considerations as the Compensation Committee deems appropriate.

     Awards under the 2005 Bonus Plan generally will be payable in cash after the end of the year during which the award was earned. However, the Compensation Committee reserves the right to declare any award wholly or partially payable in an equivalent amount of restricted stock issued under the Company’s 2005 Stock Incentive Plan (if approved by stockholders) or successor equity compensation plan.

     Amendment and Termination of the 2005 Bonus Plan. The Board of Directors may amend or terminate the 2005 Bonus Plan at any time and for any reason, but, in accordance with Section 162(m), certain material amendments to the plan will be subject to stockholder approval in order to maintain the plan’s compliance with Section 162(m).

New Plan Benefits

     Because payments under the 2005 Bonus Plan are determined by comparing actual performance to the annual performance goals established by the Compensation Committee, it is not possible to conclusively state the amount of benefits which will be paid under the 2005 Bonus Plan. The following table sets forth the target awards that would be payable to the named executive officers and to all current executive officers as a group, if the performance goals established by the Compensation Committee for 2005 are exactly 100% achieved. There can be no assurance that the pre-established performance goals actually will be achieved in whole or in part, and therefore there can be no assurance that the target awards shown below actually will be paid in the amounts shown. Amounts paid, if any, may be lesser than the amounts shown below depending upon the Company’s financial performance compared to the stated goals.

Dollar Value of
2005 Target
Name and Principal Position	Awards

Hugh Miller, President & Chief Executive Officer	$1,500,000
Richard Blass, EVP & Chief Financial Officer	$350,000
All current executive officers, as a group	$1,850,000
All directors who are not executive officers, as a group	$--
All employees, including all current officers who are not
executive officers, as a group	$--

OTHER BUSINESS

     As of the date of this Proxy Statement, the only business that the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that set forth herein. If any other matter or matters are properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company’s 2006 Annual Meeting of Stockholders must be received by the Company on or prior to December 23, 2005 to be eligible for inclusion in the Company’s Proxy Statement and form of Proxy to be used in connection with the 2006 Annual Meeting. Under the Company’s corporate by-laws, any such proposal submitted with respect to the Company’s 2006 Annual Meeting of Stockholders which is submitted outside the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 will be considered untimely if we do not receive written notice of that proposal at least 60 calendar days before the date of the meeting; however, if the Company does not make a public announcement of the date of the meeting at least 75 calendar days before the meeting, the notice will be considered untimely if it is not received prior to the close of business on the tenth calendar day following the day on which the public announcement is first made.

OTHER INFORMATION

     The costs of solicitation of proxies will be borne by the Company. Directors, officers and other employees of the Company may solicit proxies in person or by telephone, without additional compensation thereof, other than reimbursement of out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

REPORTS

The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC, including the financial statements and schedules attached thereto. Requests for copies of such Annual Report on Form 10-K should be directed to: Investor Relations Department, Delta Financial Corporation, 1000 Woodbury Road, Woodbury, New York 11797. The Proxy Statement and the Company’s 2004 Annual Report to Stockholders and the Annual Report on Form 10-K are also available on the Company’s website at: http://www.deltafinancial.com. The 2004 Annual Report to Stockholders, Annual Report on Form 10-K and information on the website other than the Proxy Statement, are not part of the Company’s proxy soliciting materials.

By Order of the Board of Directors, Marc E. Miller Secretary

Woodbury, New York
April 22, 2005

APPENDIX A

DELTA FINANCIAL CORPORATION
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

Purpose of Committee

     The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Delta Financial Corporation (the “Company”) to assist the Board with monitoring (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the Company’s independent registered public accounting firm’s qualifications and independence, (4) the Company’s system of internal controls, and (5) the performance of the Company’s internal audit function and independent registered public accounting firm. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

     The function of the Committee is oversight. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principals and applicable rules and regulations. These are the responsibilities of management and the independent registered public accounting firm.

     The Company’s management is responsible for the (1) preparation, presentation and integrity of the Company’s financial statements, (2) maintenance of appropriate accounting and financial reporting principles and policies, and (3) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit and reviews.

     Each member of the Committee shall be entitled to rely on (1) the integrity of those persons and organizations within and outside the Company from which it receives information and (2) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company’s Board). In addition, the evaluation of the Company’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent registered public accounting firm, nor does the Committee’s evaluation substitute for the responsibilities of the Company’s management for preparing, or the independent registered public accounting firm for auditing, the financial statements.

Committee Duties and Responsibilities

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters
1.
Review and discuss with management and the independent registered public accounting firm the annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent registered public accounting firm the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent registered public accounting firm’s review of the quarterly financial statements.

3.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

4.
Discuss with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principals.

5.
Review and discuss with management and the independent registered public accounting firm any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reports.

6.
Review and discuss with management (including the senior internal auditor, if applicable) and the independent registered public accounting firm the Company’s internal controls report and the independent registered public accounting firm’s attestation of the report prior to the filing of the Company’s Form 10-K.

7.	Review and discuss quarterly reports from the independent registered public accounting firm on:

	(a)	all critical accounting policies and practices to be used;

	(b)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the internal auditor; and

	(c)	other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

8.
Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (as amended in part by SAS No. 90) relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of the independent registered public accounting firm’s activities or access to requested information, and any significant disagreements with management.

9.
Discuss with management and the independent registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

10.
While it is the job of management to assess and manage the Company’s exposure to risk, the Committee should discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

11.
Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Registered Public Accounting Firm

12.
Have sole authority to retain, compensate, oversee and terminate the Company’s independent registered public accounting firm (subject, if applicable, to stockholder ratification). The independent registered public accounting firm shall report directly to the Committee.

13.
The Committee shall be directly responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

14.
Review and pre-approve all audit services and permitted non-audit services to be performed for the Company by the independent registered public accounting firm, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934. The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

15.	Review and evaluate the lead partner of the independent registered public accounting firm team.

16.	At least annually, obtain and review a report from the independent registered public accounting firm regarding:

	(a)	the independent registered public accounting firm’s internal quality-control procedures;

	(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent registered public accounting firm, and any steps taken to deal with any such issues;

	(c)	the independent registered public accounting firm’s independence, including describing all relationships between the independent registered public accounting firm and the Company and all other matters. Without limiting the foregoing, the Committee shall receive from the independent registered public accounting firm a formal written statement delineating all relationships between the independent registered public accounting firm and the Company, consistent with Independence Standards Board Standard 1, and the Committee shall be responsible for actively engaging in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm. The Committee shall, where necessary, recommend that the Board take appropriate action to oversee the independence of the independent registered public accounting firm; and

	(d)	such other matters as the Committee shall determine to be appropriate or necessary.

After reviewing the foregoing report(s) and the independent registered public accounting firm’s work throughout the year, the Committee shall evaluate the independent registered public accounting firm’s qualifications, performance and independence, including considering whether the independent registered public accounting firm’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent registered public accounting firm’s independence and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent registered public accounting firm to the full Board.

17.
Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing independent registered public accounting firm independence, it is appropriate to adopt a policy of rotating the independent registered public accounting firm on a regular basis.

18.
Recommend to the Board policies, consistent with applicable law, for the Company’s hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

19.
Discuss with the independent registered public accounting firm material issues on which the national office of the independent registered public accounting firm was consulted by the Company’s audit team.

20.	Meet with the independent registered public accounting firm prior to the annual audit to review the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function
21.	Review the appointment and replacement of the senior internal auditor.

22.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

23.
Discuss with the independent registered public accounting firm and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities
24.	Obtain from the independent registered public accounting firm assurance that Section 10A(b) has not been implicated.

25.
Establish procedures consistent with applicable law for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

26.
Periodically meet separately with management, with internal auditors (or other personnel responsible for the internal audit function), and with independent registered public accounting firm and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate.

27.
Report regularly to the Board. The Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent registered public accounting firm, or the performance of the internal audit function.

28.
Discuss with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies and any published reports, in each case, which raise material issues regarding the Company’s financial statements or accounting policies.

29.	Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies and internal controls.

30.
As appropriate, obtain advice and assistance from outside legal, accounting or other advisors. The Committee shall have the authority to engage such advisors, and to fund such other expenses as shall be necessary to fulfill its responsibilities as set forth herein.

Committee Membership

     The Committee shall consist of at least three members of the Board, each of whom is, in the business judgment of the Board, “independent” under Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Commission. The composition of the Committee shall at all times conform to the listing standards of any U.S. Securities Exchange on which the Company’s common equity is traded. Each member of the Committee shall be financially literate (or shall become so within a reasonable period of time after appointment to the Committee), and at least one member of the Committee shall have “accounting or related financial management expertise” and qualify as a “financial expert” as defined by the Commission, as such qualifications are interpreted by the Board in its business judgment. No Committee member may simultaneously serve on the audit committees of more than two other public companies, unless the Company’s Board has determined that such service will not impair the effectiveness of the member’s service on the Committee.

     The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee, and shall serve at the pleasure of the Board for such term or terms as the Board may determine.

     The compensation to be paid by the Company to any Committee member must consist solely of director’s fees; provided, however, that pension or other deferred compensation that is not contingent on future service to the Company will not be deemed to violate this requirement.

Committee Structure and Operations

     A majority of the Committee shall constitute a quorum. The Board shall designate a member of the Committee as its chairperson. The Committee may act by a majority of the members present at a meeting of the Committee. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically as often as it determines, but not less frequently than quarterly. The Committee may delegate some or all of its duties to a subcommittee comprising one or more members of the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, of consultants to, the Committee and to provide such pertinent information as the Committee may request.

Performance Evaluation

     The Committee shall review the adequacy of this charter and evaluate its performance hereunder at least annually and present such report to the full Board. Such report shall include any recommended changes to this charter. The Board shall also review and approve this charter at least annually.

Resources and Authority of the Committee

     In discharging its oversight responsibilities, the Committee shall have unrestricted access to the Company’s management, books and records and shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee as well as funding for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee may direct any officer of the Company, the independent registered public accounting firm, the Company’s internal audit staff and/or the Company’s outside counsel to inquire into and report to the Committee on any matter. The Committee may initiate and oversee special investigations as deemed necessary.

     Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under applicable Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

Adopted, as revised, March 22, 2005

APPENDIX B

DELTA FINANCIAL CORPORATION
2005 STOCK INCENTIVE PLAN
1 .	Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2 .	Definitions. The following definitions shall apply as used herein and in the individual Award
Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the
Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in
Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to
Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate
Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted
Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-
effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the
Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

(i) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)	the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company, by a Company-sponsored employee benefit plan, by the Miller Family or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company)

of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means any committee composed of members of the Board appointed by the
Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Delta Financial Corporation, a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any
Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the
Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related
Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service
shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or
Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3)
months and one (1) day following the expiration of such three (3) month period.

(q) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the
Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction;
or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than by the Company, by a Company-sponsored employee benefit plan or by the Miller
Family) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a
Corporate Transaction.

(r) “Covered Employee” means an Employee who is a “covered employee” under Section
162(m)(3) of the Code.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the
Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system
(including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(y) “Grantee” means an Employee, Director or Consultant who receives an Award under the
Plan.

(z) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

(aa) “Miller Family” means Hugh Miller, Marc E. Miller, Sidney Miller and Lee Miller, any
of their respective spouses or lineal descendants, or any trust (i) the beneficial interests of which are directly or indirectly held by such persons or (ii) of which any of such persons serves as a trustee.

(bb) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive
Stock Option.

(cc) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ee) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in
Section 424(e) of the Code.

(ff) “Performance-Based Compensation” means compensation qualifying as “performance-
based compensation” under Section 162(m) of the Code.

(gg) “Plan” means this 2005 Stock Incentive Plan.

(hh) “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

(ii) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award.
The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(jj) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(kk) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the
Administrator.

(ll) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(mm) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(nn) “Share” means a share of the Common Stock.

(oo) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3 .	Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,000,000 Shares. In addition,
Dividend Equivalent Rights shall be payable solely in cash and therefore the issuance of Dividend Equivalent Rights shall not be deemed to reduce the maximum aggregate number of Shares which may be issued under the Plan. The
Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, cancelled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the
Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such
Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The American Stock Exchange (or other established stock exchanges or national market systems on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i)
in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the
Administrator.

4 .	Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of
Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such
Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With
respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the
Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more
Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration With Respect to Covered Employees. Notwithstanding the
foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more
Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)	Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)	Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan
(including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)	to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)	to determine whether and to what extent Awards are granted hereunder;

(iii)	to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)	to approve forms of Award Agreements for use under the Plan;

(v)	to determine the terms and conditions of any Award granted hereunder;

(vi)	to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, (B) the reduction of the exercise price of any Option awarded under the
Plan shall be subject to stockholder approval and (C) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate
Transaction;

(vii)	to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)	to grant Awards to Employees, Directors and Consultants employed outside the
United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the
Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix)	to take such other action, not inconsistent with the terms of the Plan, as the
Administrator deems appropriate.

(c)	Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the
Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.	Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors
and Consultants.	Incentive Stock Options may be granted only to Employees of the Company or a Parent or a
Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or
Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.	Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted
Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock
Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the
Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For
purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.
The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v)
gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax income, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added (xvii) market share, (xviii) cost to originate loans, (xix) loan quality, (xx) loan origination, (xxi) corporate overhead costs, (xxii) loan delinquency rates, (xxiii) liquidity management, (xxiv) loan losses, (xxv) net interest income, (xxvi) net interest income margin, (xxvii) return on capital invested, (xxviii) stockholders’ equity and (xxix) income (before income tax expense). The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the
Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 250,000 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 250,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is cancelled, the cancelled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the
Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of
Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 250,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the
Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i) Term of Award. The term of each Award shall be the term stated in the Award
Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the
Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable
(i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)	Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7 .	Award Exercise or Purchase Price, Consideration and Taxes.

(a)	Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i)	In the case of an Incentive Stock Option:

(A)	granted to an Employee who, at the time of the grant of such Incentive
Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the
Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)	granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair
Market Value per Share on the date of grant.

(ii)	In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)	In the case of SARs, the base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)	In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v)	In the case of other Awards, such price as is determined by the Administrator.

(vi)	Notwithstanding the foregoing provisions of this Section 7, in the case of an
Award issued pursuant to Section 6, above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)	Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the
Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)	cash;

(ii)	check;

(iii)	surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

(iv)	with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the
Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of
Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-
U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited too, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8 .	Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the
Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in
Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a
Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9 .	Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)	As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.	Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may
determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator may also, in its discretion, make adjustments described in (i)-(iii) of this Section 10 or substitute, exchange or grant Awards with respect to the shares of a Related Entity (collectively “adjustments”).
In determining adjustments to be made under this Section 10, the Administrator may take into account such factors as it deems appropriate, including (x) the restrictions of Applicable Law, (y) the potential tax, accounting or other consequences of an adjustment and (z) the possibility that some Grantees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, shall be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.	Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control.

(i)	Corporate Transaction. Except as provided otherwise in an individual Award
Agreement, in the event of a Corporate Transaction and:

(A)	for the portion of each Award that is Assumed or Replaced, then such
Award (if Assumed) or the replacement Award (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair
Market Value) for all of the Shares at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

(B)	for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such
Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(ii)	Change in Control. Except as provided otherwise in an individual Award
Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction)
and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the
Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such
Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

(b) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option
accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section
422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.

12 .	Effective Date and Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

13 .	Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b) No Award may be granted during any suspension of the Plan or after termination of the
Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section
12 above) shall adversely affect any rights under Awards already granted to a Grantee.

14 .	Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15 .	No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any
Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s
Continuous Service has been terminated for Cause for the purposes of this Plan.

16 .	No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or
“Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.	Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the
Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as
amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the
Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

18.	Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

APPENDIX C

DELTA FINANCIAL CORPORATION
2005 SENIOR EXECUTIVE BONUS PLAN

SECTION 1
ESTABLISHMENT AND PURPOSE

          1.1           Purpose. Delta Financial Corporation hereby establishes the Delta Financial Corporation 2005 Senior Executive Bonus Plan (the “Plan”). The Plan is intended to increase stockholder value and the success of the Company by motivating key executives (a) to perform to the best of their abilities, and (b) to achieve the Company’s objectives. The Plan’s goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to performance of the Company and its individual business units. The Plan is intended to qualify as performance-based compensation under Code Section 162(m).

          1.2           Effective Date. The Plan shall be effective upon its adoption by the Board, subject to approval by stockholders of the Company at the 2005 Annual Meeting. As long as the Plan remains in effect, it shall be resubmitted to stockholders as necessary to enable the Plan to continue to qualify as performance-based compensation under Code Section 162(m).

SECTION 2
DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1           “Actual Award” means as to any Plan Year, the actual award (if any) payable to a Participant for the Plan Year. The Actual Award is determined by the Payout Formula for the Plan Year, subject to the Committee’s authority under Section 3.5 to reduce the award otherwise determined by the Payout Formula.

          2.2           “Base Salary” means as to any Plan Year, 100% of the Participant’s annualized salary rate on the last day of the Plan Year. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans.

          2.3           “Beneficiary” shall mean the person(s) or entity(ies) designated to receive payment of an Actual Award in the event of a Participant’s death in accordance with Section 4.5 of the Plan. The Beneficiary designation shall be effective when it is submitted in writing to and acknowledged by the Committee during the Participant’s lifetime on the Beneficiary Designation form provided in Appendix A of the Plan. The submission of a new Beneficiary Designation form shall cancel all prior Beneficiary Designations.

          2.4           “Board” means the Company’s Board of Directors.

          2.5           “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code shall include such Section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

          2.6           “Committee” means the committee appointed by the Board to administer the Plan. The Committee shall consist of no fewer than two members of the Board. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an “outside director” under Code Section 162(m).

          2.7           “Company” means Delta Financial Corporation, a Delaware corporation.

          2.8           “Determination Date” means as to any Plan Year, (a) the first day of the Plan Year, or (b) if later, the latest date possible which will not jeopardize the Plan’s qualification as performance-based compensation under Code Section 162(m).

          2.9           “Disability” means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

2.10           “Maximum Award” means as to any Participant for any Plan Year, five million ($5,000,000) dollars. The Maximum Award is the maximum amount which may be paid to a Participant for any Plan Year.

          2.11           “Participant” means as to any Plan Year, an officer of the Company who has been selected by the Committee for participation in the Plan for that Plan Year.

          2.12           “Payout Formula” means as to any Plan Year, the formula or payout matrix established by the Committee pursuant to Section 3.4, below, in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

          2.13           “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for a Plan Year. As determined by the Committee, the Performance Goals applicable to each Participant shall provide for a targeted level or levels of achievement using one or more of the following measures: (a) increase in share price, (b) earnings per share, (c) total stockholder return, (d) operating margin, (e) gross margin, (f) return on equity, (g) return on assets, (h) return on investment, (i) operating income, (j) net operating income, (k) pre-tax income, (l) cash flow, (m) revenue, (n) expenses, (o) earnings before interest, taxes and depreciation, (p) economic value added, (q) market share, (r) cost to originate loans, (s) loan quality, (t) loan origination, (u) corporate overhead costs, (v) loan delinquency rates, (w) liquidity management, (x) loan losses, (y) net interest income, (z) net interest income margin, (aa) return on capital invested, (bb) stockholders’ equity, (cc) income (before income tax expense). The Performance Goals may be applicable to the Company and/or any of its subsidiaries or individual business units and may differ from Participant to Participant.

          2.14           “Plan Year” means the fiscal year of the Company beginning in 2005 and each succeeding fiscal year of the Company.

          2.15           “Target Award” means the target award payable under the Plan to a Participant for the Plan Year, expressed as a percentage of his or her Base Salary or an amount, as determined by the Committee in accordance with Section 3.3.

SECTION 3
SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

          3.1           Selection of Participants. On or prior to the Determination Date, the Committee, in its sole discretion, shall select the officers of the Company who shall be Participants for the Plan Year. In selecting Participants, the Committee shall choose officers who are likely to have a significant impact on the performance of the Company. Participation in the Plan is in the sole discretion of the Committee, and on a Plan Year by Plan Year basis. Accordingly, an officer who is a Participant for a given Plan Year in no way is guaranteed or assured of being selected for participation in any subsequent Plan Year or Years.

          3.2           Determination of Performance Goals. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Plan Year. Such Performance Goals shall be set forth in writing.

          3.3           Determination of Target Awards. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant’s Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

2

          3.4           Determination of Payout Formula or Formulae. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Target Award if the Performance Goals for the Plan Year are achieved, and (d) provide for an Actual Award greater than or less than the Participant's Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, no participant’s Actual Award under the Plan may exceed the Maximum Award.

          3.5           Determination of Actual Awards. After the end of each Plan Year, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Plan Year were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, (a) the Committee, in its sole discretion, may eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, (b) if a Participant terminates employment with the Company prior to the date the Actual Award for the Plan Year is paid, the Committee shall reduce his or her Actual Award proportionately based on the date of termination (and subject to further reduction or elimination under clause (a) of this sentence).

SECTION 4 PAYMENT OF AWARDS

          4.1           Right to Receive Payment. Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

          4.2           Timing of Payment. Payment of each Actual Award shall be made within two and one-half months after the Committee determines the amount of the Actual Award (if any) under Section 3.5.

          4.3           Form of Payment. Each Actual Award normally shall be paid in cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in the form of a restricted stock bonus granted under the Company’s 2005 Stock Incentive Plan or successor equity compensation plan. The number of shares granted shall be determined by dividing the cash amount of the Actual Award by the fair market value of a share of Company common stock on the date that the cash payment otherwise would have been made. For this purpose, “fair market value” shall be defined as provided in the Company’s 2005 Stock Incentive Plan or successor equity compensation plan.

          4.4           Other Deferral of Actual Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of Actual Awards. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

          4.5           Payment in the Event of Death. If a Participant dies prior to the payment of an Actual Award earned by him or her for a Plan Year, the Actual Award shall be paid to the Participant’s Beneficiary. If a Participant fails to designate a Beneficiary or if each person designated as a Beneficiary predeceases the Participant or dies prior to distribution of the Participant’s benefits, then the Committee shall direct the distribution of such benefits to the Participant’s estate.

SECTION 5 ADMINISTRATION

          5.1           Committee is the Administrator. The Plan shall be administered by the Committee.

3

          5.2           Committee Authority. The Committee shall have all discretion and authority necessary or appropriate to administer the Plan and to interpret the provisions of the Plan, consistent with qualification of the Plan as performance-based compensation under Code Section 162(m). Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all persons, and shall be given the maximum deference permitted by law.

          5.3           Tax Withholding. The Company shall withhold all applicable taxes from any payment, including any non-U.S., federal, state, and local taxes.

SECTION 6 GENERAL PROVISION

          6.1           Nonassignability. A Participant shall have no right to assign or transfer any interest under this Plan.

          6.2           No Effect on Employment. The establishment and subsequent operation of the Plan, including eligibility as a Participant, shall not be construed as conferring any legal or other rights upon any Participant for the continuation of his or her employment for any Plan Year or any other period. Generally, employment with the Company is on an at will basis only. Except as may be provided in an employment contract with the Participant, the Company expressly reserves the right, which may be exercised at any time during a Plan Year, to terminate any individual’s employment without cause and without regard to the effect such termination might have upon the Participant’s receipt of an Actual Award under the Plan.

          6.3           No Individual Liability. In addition to such other rights of indemnification as they may have as members of the Board or as officers or employees of the Company, members of the Board and any officers or employees of the Company to whom authority to act for the Board, the Committee or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

          6.4           Severability; Governing Law. If any provision of the Plan is found to be invalid or unenforceable, such provision shall not affect the other provisions of the Plan, and the Plan shall be construed in all respects as if such invalid provision has been omitted. The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York.

          6.5           Affiliates of the Company. Requirements referring to employment with the Company or payment of awards may, in the Committee’s discretion, be performed through the Company or any affiliate of the Company.

SECTION 7
AMENDMENT AND TERMINATION

          7.1           Amendment and Termination. The Board may amend or terminate the Plan at any time and for any reason; provided, however, that if and to the extent required to ensure the Plan’s qualification under Code Section 162(m), any such amendment shall be subject to stockholder approval.

4

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO					Mark Here	[ ]
DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.					for Address
					Change or
					Comments
					PLEASE SEE REVERSE SIDE

					FOR	AGAINST	ABSTAIN

1. ELECTION OF DIRECTORS.	FOR the nominees	WITHHOLD	2.	Ratification of KPMG LLP as the independent auditors of the	[ ]	[ ]	[ ]
	listed below (except as	AUTHORITY		corporation. The Audit Committee of the Board of Directors
	withheld in the space	to vote for the nominees		recommends a vote “FOR” ratification of KPMG LLP
	provided)	listed below			FOR	AGAINST	ABSTAIN
	[ ]	[ ]	3.	Approval of the Corporation’s 2005 Stock Incentive Plan. The Board of	[ ]	[ ]	[ ]
				Directors recommends a vote “FOR” approval of the 2005 Stock
				Incentive Plan.
					FOR	AGAINST	ABSTAIN
NOMINEES: 01 Hugh. Miller and 02 Margaret A. Williams			4.	Approval of the Corporation’s 2005 Senior Executive Bonus Plan. The	[ ]	[ ]	[ ]
				Board of Directors recommends a vote “FOR” approval of the 2005
The Board of Directors recommends a vote “FOR” the nominees.				Senior Executive Bonus Plan.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE HIS NAME ON THIS LINE:			5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come
				before the meeting.

				Please sign exactly as name appears hereon. When shares are held by
				joint tenants, both should sign. When signing as attorney, executor,
				administrator, trustee or guardian, please give full title as such. If a
				corporation, please sign in full corporate name by President or other
				authorized officer. If a partnership, please sign in partnership name by
				authorized person.

				Dated: ____________________________________, 2005

				_______________________________________________ Signature(s)

				_______________________________________________ Signature(s)
				PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY
				USING THE ENCLOSED ENVELOPE.

/\ Detach here from proxy voting card. /\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/dfc		1-866-540-5760
Mark, sign and date
Use the Internet to vote your proxy.	OR	Use any touch-tone telephone to	OR	your proxy card
Have your proxy card in hand when		vote your proxy. Have your proxy		and
you access the web site.		card in hand when you call.		return it in the
enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at: http://www.deltafinancial.com

PROXY

DELTA FINANCIAL CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard Blass and Marc E. Miller, and each of them, each with full power to act without the other, and with full power of substitution, the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Delta Financial Corporation that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on May 24, 2005 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth on the reverse side.

(Continued, and to be marked and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/\ FOLD AND DETACH HERE /\

     If you plan to attend Delta Financial Corporation’s annual stockholder meeting, kindly detach the bottom of this card, and bring it with you to the meeting. Please note that only those stockholders who bring this proxy card, or other proof of ownership, will be admitted to the meeting.

DELTA FINANCIAL CORPORATION

Annual Meeting of Stockholders

May 24, 2005, 9:00 a.m.
Huntington Hilton
598 Broad Hollow Road
Melville, New York 11747

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO					Mark Here	[ ]
DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.					for Address
					Change or
					Comments
					PLEASE SEE REVERSE SIDE

					FOR	AGAINST	ABSTAIN

1. ELECTION OF DIRECTORS.	FOR the nominees	WITHHOLD	2.	Ratification of KPMG LLP as the independent auditors of the	[ ]	[ ]	[ ]
	listed below (except as	AUTHORITY		corporation. The Audit Committee of the Board of Directors
	withheld in the space	to vote for the nominees		recommends a vote “FOR” ratification of KPMG LLP
	provided)	listed below			FOR	AGAINST	ABSTAIN
	[ ]	[ ]	3.	Approval of the Corporation’s 2005 Stock Incentive Plan. The Board of	[ ]	[ ]	[ ]
				Directors recommends a vote “FOR” approval of the 2005 Stock
				Incentive Plan.
					FOR	AGAINST	ABSTAIN
NOMINEES: 01 Hugh. Miller and 02 Margaret A. Williams			4.	Approval of the Corporation’s 2005 Senior Executive Bonus Plan. The	[ ]	[ ]	[ ]
				Board of Directors recommends a vote “FOR” approval of the 2005
The Board of Directors recommends a vote “FOR” the nominees.				Senior Executive Bonus Plan.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE HIS NAME ON THIS LINE:			5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come
				before the meeting.

				Please sign exactly as name appears hereon. When shares are held by
				joint tenants, both should sign. When signing as attorney, executor,
				administrator, trustee or guardian, please give full title as such. If a
				corporation, please sign in full corporate name by President or other
				authorized officer. If a partnership, please sign in partnership name by
				authorized person.

				Dated: ____________________________________, 2005

				_______________________________________________ Signature(s)

				_______________________________________________ Signature(s)
				PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY
				USING THE ENCLOSED ENVELOPE.

/\ Detach here from proxy voting card. /\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/dfc		1-866-540-5760
Mark, sign and date
Use the Internet to vote your proxy.	OR	Use any touch-tone telephone to	OR	your proxy card
Have your proxy card in hand when		vote your proxy. Have your proxy		and
you access the web site.		card in hand when you call.		return it in the
enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at: http://www.deltafinancial.com

DELTA FUNDING CORP. 401(k) PROFIT SHARING PLAN
CONFIDENTIAL VOTING INSTRUCTIONS
INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders, Tuesday, May 24, 2005

     The undersigned hereby instructs the Trustee of the Delta-Funding Corp. 401(k) Profit Sharing Plan (the “Plan”) to vote all shares of Common Stock of Delta Financial Corporation allocated to the undersigned’s account under the Plan at the Annual Meeting of Stockholders of said Corporation to be held at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York 11747 on May 24, 2005, at 9:00 a.m. (local time) or any adjournment thereof. In accordance with the following instructions on the reverse side (or, if no instructions are given, “FOR” the nominees in Proposal No. 1 and “FOR” Proposal No. 2, 3 and 4.

(Continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/\ FOLD AND DETACH HERE /\

     If you plan to attend Delta Financial Corporation’s annual stockholder meeting, kindly detach the bottom of this card, and bring it with you to the meeting. Please note that only those stockholders who bring this proxy card, or other proof of ownership, will be admitted to the meeting.

DELTA FINANCIAL CORPORATION

Annual Meeting of Stockholders

May 24, 2005, 9:00 a.m.
Huntington Hilton
598 Broad Hollow Road
Melville, New York 11747